Exhibit 10.4

                       MEMO OF UNDERSTANDING AND AGREEMENT
                                     BETWEEN
                           DURASWITCH INDUSTRIES, INC.
                                       and
                             DATAHAND(R) SYSTEMS INC

                                  APRIL 3, 1998

It is recognized that DuraSwitch Industries, Inc. (DuraSwitch), 333 S. Nina Drive, Mesa, AZ 85210 and DataHand(R) Systems Inc. (DSI), 3310 N. 33rd Ave., Phoenix, AZ 85017, are serving different markets, yet are developing switch technology that might be adapted to each other's targeted markets. DuraSwitch is engaged in designing, manufacturing and marketing of its patented and proprietary switches (e.g. DuraSwitch PushGate(TM), Rotor(TM), and Slider(TM)) for integrated electronic switch panel assemblies, while DSI is engaged in designing, manufacturing and marketing of its patented and proprietary maximum data entry keyboard products and systems , designed to improve productivity and wellness (e.g., the model Professional II(TM)). Therefore, DuraSwitch and DSI have an interest to cross-license and share wholly owned technologies (intellectual property including patents) that could enhance their respective product lines.

It is understood and agreed that DuraSwitch owns U.S. patent #'s 5,523,730 and 5,666,096 with other U.S. and foreign patents pending. These patents and any improvements or new technology developed and patented by DuraSwitch may be of benefit to DSI. DSI and its employees, directors or officers agree to assign their rights in any inventions, as a result of their work on DuraSwitch technology, to DuraSwitch pursuant to this agreement. Consideration for the use by DSI of any DuraSwitch owned technology will be in the form of royalty payments as described below.

It is further understood and agreed that, DSI owns U.S. patent #'s 4,913,573, 4917,516, Des. 311,522, 5,376,764, Des. 356,553, Des. 362,425, and 5,514,866
with other U.S. and foreign patents pending. These patents and any improvements or new technology developed and patented may be of benefit to DuraSwitch. Mr. Van Zeeland agrees to assign his rights in this invention to DSI in exchange for a license to DuraSwitch for the use of said technology pursuant to this agreement. With the issuance of a patent, DSI agrees to license the switch to DuraSwitch consistent with the following paragraph. Consideration for the use of any DSI-owned technology by DuraSwitch will be in the form of royalty payments as described below.

Donald W. Seager, Director of DSI, agrees to assist DuraSwitch with operations consultation upon request at no charge for a reasonable period of time. Tony Van Zeeland, COO and Director of Engineering of DuraSwitch, agrees to assist DSI to obtain a patent on a 5-position switch that could be of interest to DuraSwitch.

In consideration for a cross license to use each other's patented technology, a royalty per item will be mutually determined which then will be paid into a royalty pool to be shared equally by DuraSwitch and DSI. This royalty will be consistent with industry standards and proportionate to the value added to the overall manufactured cost of the marketed product or component by either DuraSwitch or DSI respectively.

The parties mutually agree that any patents issued as a result of this agreement and as a result of technology developed hereunder which would benefit the other party, shall be cross licensed under the terms of this agreement. Further, should either company merge, be acquired or substantially change ownership or control, then the term of any licensed technology under this agreement may be automatically extended for a period of five (5) years at the option of either party; with written notice to the other party at least 90 days prior to the end of the term herein.

It is agreed that the intellectual property of the respective companies is proprietary and considered to be Confidential Information as described and executed on behalf of each company and their employees in the separate Confidentiality Agreements (see Attachment A).

The initial term of this agreement is three (3) years, and then will be renewed year to year. Upon a written notification by one party to the other that they wish to terminate the agreement 90 days prior to the initial term ending or prior to any renewal term, the agreement then will terminate at the end of said term.

DuraSwitch and DSI agree that they cannot sublicense said licensed technology. The parties further agree that the purpose of this agreement is to promote each other's patented and proprietary technology in their own respective markets to the benefit of both parties.


By: /s/ Terry Dunlap                    By: /s/ Jim Cole
    --------------------------------        ------------------------------------
    Terry Dunlap                            Jim Cole
    CEO/President                           CEO
    DuraSwitch, Industries, Inc.            DataHand(R)Systems Inc.

                                    Page -2-

                                  Attachment A

             CONFIDENTIALITY AGREEMENT: DURASWITCH INDUSTRIES, INC.

                    MEMORANDUM OF UNDERSTANDING AND AGREEMENT

                                     Between

                           DuraSwitch Industries, Inc.

                                       and

                            DataHand(R) Systems, Inc.

                                  April 3,1998









                                    Page -3-

CONFIDENTIALITY AGREEMENT: DuraSwitch Industries, Inc.


This Confidentiality Agreement (this "Agreement") is made effective this 3rd day of April, 1998, between DataHand Systems, Inc., of 3032 North 33rd Avenue, Phoenix, AZ 85017-5201 and DuraSwitch Industries, Inc., 333 S. Nina Drive, Mesa, AZ 85210,.

In this Agreement, the party who owns the Confidential Information will be referred to as ("DSI"), and the party to whom the Confidential Information will be disclosed will be referred to as ("DuraSwitch").

DSI is engaged in designing, marketing and manufacturing of proprietary products and systems to improve productivity and wellness. Duraswitch is engaged in designing, manufacturing and marketing switches and switch panel assemblies. DuraSwitch has represented that DuraSwitch will protect the confidential material and information, which may be disclosed between DSI and DuraSwitch. Therefore, the parties agree as follows:

     1. CONFIDENTIAL INFORMATION. The term "Confidential Informaiion" means any information or material which is proprietary to DSI, whether or not owned or developed by PSI, which is not generally known other than by DSI, and which DuraSwitch may obtain through any direct or indirect contact with DSI.

     a.   Confidential Information includes without limitation:

          -    business records and plans
          -    trade secrets
          -    technical information
          -    inventions
          -    product design information
          -    costs
          - copyrights and other intellectual property and other proprietary information.

     b.   Confidential Information does not include:

          -    matters of public knowledge that result from disclosure by DS1
          - information rightfully received by DuraSwitch from a third party without a duty of confidentiality
          -    information disclosed by operation of law
          - information disclosed by DuraSwitch with the prior written consent of DSI and any other information that both parties agree in writing is not confidential.

     2. PROTECTION OF CONFIDENTIAL INFORMATION. DuraSwitch understands and acknowledges that the Confidential Information has been developed or obtained by DSI by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of DSI which provides DSI with a significant competitive advantage. Therefore, DuraSwitch agrees to hold in confidence and to not disclose the Confidential Information to any person or entity without the prior written consent of DSI.

No Copying. Recipient will not copy or modify any Confidential Information without the prior written consent of DSI.

Application to Employees. Further, DuraSwitch shall not disclose any Confidential Information to any employees of DuraSwitch, except those employees who are required to have the Confidential Information in order to perform their job duties in connection with the limited purposes of this Agreement. Each permitted employee to whom Confidential Information is disclosed shall sign a nondisclosure agreement substantially the same as this Agreement at the request of DSI.

                                    Page -4-

     3. RETURN OF CONFIDENTIAL INFORMATION. Upon the written request of DSI, DuraSwitch shall return to DSI all written materials containing the Confidential Information. DuraSwitch shall also deliver to DSI written statements signed by DuraSwitch certifying that all materials have been returned within five (5) days of receipt of the request.

     4. NO WARRANTY. DuraSwitch acknowledges and agrees that the Confidential Information is provided on an AS IS basis. DSI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONFIDENTIAL INFORMATION AND HEREBY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL DSI BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OR USE OF ANY PORTION OF THE CONFIDENTIAL INFORMATION. DSI does not represent or warrant that any product or business plans disclosed to DuraSwitch will be marketed or carried out as disclosed, or at all. Any actions taken by DuraSwitch in response to the disclosure of the Confidential Information shall be solely at the risk of DuraSwitch.

     5. LIMITED LICENSE TO USE. Duraswitch shall not acquire any intellectual property rights under this Agreement except the limited right to manufacture and market products using the Confidential Information set out above. DuraSwitch acknowledges that, as between DSI and DuraSwitch, the Confidential Information and all related copyrights and other intellectual property rights, are (and at all times will be) the property of DSI, even if suggestions, comments, and/or ideas made by DuraSwitch are incorporated into the Confidential Information or related materials during the period of this Agreement.

     6. GENERAL PROVISIONS. This Agreement sets forth the entire understanding of the parties regarding confidentiality. Any amendments must be in writing and signed by both parties. This Agreement shall be construed under the laws of the State of AZ. This Agreement shall not be assignable by either party, and neither party may delegate its duties under this Agreement, without the prior written consent of the other party.


DataHand Systems, Inc,


By: /s/ Jim Cole
    -----------------------------------
    Jim Cole
    CEO


DuraSwitch Industries, Inc.


By: /s/ Terry Dunlap
    -----------------------------------
    Terry Dunlap
    CEO/President

                                    Page -5-

                                  Attachment B

              CONFIDENTIALITY AGREEMENT: DATAHAND(R) SYSTEMS, INC.

                    MEMORANDUM OF UNDERSTANDING AND AGREEMENT

                                     Between

                           DuraSwitch Industries, Inc.

                                       and

                            DataHand(R) Systems, Inc.

                                  April 3,1998










                                    Page -6-

CONFIDENTIALITY AGREEMENT: DataHand(R) Systems, Inc.

This Confidentiality Agreement (this "Agreement") is made effective this 3rd day of April, 1998, between DuraSwitch Industries, Inc., 333 S. Nina Drive, Mesa, AZ 85210 and DataHand Systems, Inc., 3032 North 33rd Ave., Phoenix, AZ 85017.

In this  Agreement,  the party  who owns the  Confidential  Information  will be
referred  to  as  ("DuraSwitch"),   and  the  party  to  whom  the  Confidential
Information will be disclosed will be referred to as ("DS1").

DuraSwitch is engaged in designing, manufacturing and marketing switches and switch panel assemblies. DSI is engaged in designing, marketing and manufacturing of proprietary products and systems to improve productivity and wellness. DSI has represented that DSI will protect the confidential material and information which may be disclosed between DuraSwitch and DSI. Therefore, the parties agree as follows:

     1. CONFIDENTIAL INFORMATION: The term "Confidential Informafion" means any information or material which is proprietary to DuraSwitch, whether or not owned or developed by DuraSwitch, which is not generally known other than by DuraSwitch, and which DSI may obtain through any direct or indirect contact with DuraSwitch.

     a.   Confidential Information includes without limitation:

          -    business records and plans
          -    trade secrets
          -    technical information
          -    inventions
          -    product design information
          -    costs
          - copyrights and other intellectual property and other proprietary information.

     b.   Confidential Information does not include:

          - matters of public knowledge that result from disclosure by DuraSwitch
          - information rightfully received by DSI from a third party without a duty of confidentiality
          -    information disclosed by operation of law
          - information disclosed by DSI with the prior written consent of DuraSwitch and any other information that both parties agree in writing is not confidential.

     2. PROTECTION OF CONFIDENTIAL INFORMATION. DSI understands and acknowledges that the Confidential Information has been developed or obtained by DuraSwitch by the investment of significant time, effort and expense, and that the Confidential Information is a valuable, special and unique asset of DuraSwitch which provides DuraSwitch with a significant competitive advantage. Therefore, DSI agrees to hold in confidence and to not disclose the Confidential Information to any person or entity without the prior written consent of DuraSwitch.

No Copying. Recipient will not copy or modify any Confidential Information without the prior written consent of DuraSwitch.

Application to Employees. Further, DSI shall not disclose any Confidential Information to any employees of DSI, except those employees who are required to have the Confidential Information in order to perform their job duties in connection with the limited purposes of this Agreement. Each permitted employee to whom Confidential Information is disclosed shall sign a nondisclosure agreement substantially the same as this Agreement at the request of DuraSwitch.

                                    Page -7-

     3. RETURN OF CONFIDENTIAL INFORMATION. Upon the written request of DuraSwitch, DSI shall return to DuraSwitch all written materials containing the Confidential Information. DSI shall also deliver to DuraSwitch written statements signed by DSI certifying that all materials have been retumed within five (5) days of receipt of the request.

     4. NO WARRANTY. DSI acknowledges and agrees that the Confidential Information is provided on an AS IS basis. DURASWITCH MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONFIDENTIAL INFORMATION AND HEREBY EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL DURASWITCH BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OR USE OF ANY PORTION OF THE CONFIDENTIAL INFORMATION. DuraSwitch does not represent or warrant that any product or business plans disclosed to DSI will be marketed or carried out as disclosed, or at all. Any actions taken by DSI in response to the disclosure of the Confidential Information shall be solely at the risk of DSI.

     5. LIMITED LICENSE TO USE. DSI shall not acquire any intellectual property rights under this Agreement except the limited right to manufacture and market products using the Confidential Information set out above. DSI acknowledges that, as between DuraSwitch and DSI, the Confidential Information and all related copyrights and other intellectual property rights, are (and at all times will be) the property of DuraSwitch, even if suggestions, comments, and/or ideas made by DSI are incorporated into the Confidential Information or related materials during the period of this Agreement

     6. GENERAL PROVISIONS. This Agreement sets forth the entire understanding of the parties regarding confidentiality. Any amendments must be in writing and signed by both parties. This Agreement shall be construed under the laws of the State of AZ This Agreement shall not be assignable by either party, and neither party may delegate its duties under this Agreement, without the prior written consent of the other party.


DataHand Systems, Inc.


By: /s/ Jim Cole
    -----------------------------------
    Jim Cole
    CEO


DuraSwitch Industries, Inc.

By: /s/ Terry Dunlap
    -----------------------------------
    Terry Dunlap
    CEO/President

                                    Page -8-